SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

December 6, 2005

PACER HEALTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	000-28729	11-3144463
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7759 N.W. 146th Street, Miami Lakes, Florida	33016
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(305) 828-7660

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 6, 2005, Pacer Health Corporation (the “Company”), through its wholly-owned subsidiary Pacer Health Holdings of Lafayette, Inc. (“Pacer”), acquired a majority interest in Southpark Community Hospital, L.L.C. (“SCH”), a 54,000-square foot acute care hospital located in South Lafayette, Louisiana.  Pacer received a sixty percent equity position in SCH and the owners of SCH reduced their equity position to forty percent in consideration for an infusion amount up to Two Million Five Hundred Thousand Dollars, the exact amount to be reasonably determined by Pacer as necessary to sustain SCH’s operations, and such amount also to be adjusted in accordance with SCH’s Second Amended & Restated Operating Agreement, dated December 6, 2005.  Pacer will also assume a prorated share of the debt service of SCH as set forth in Schedule A to the Guaranty Agreement, dated December 6, 2005, by and among Pacer and the beneficiaries named therein, pursuant to which Pacer will also assume the position of guarantor, equal to its percentage of ownership, on all notes payable personally guaranteed by the owners of SCH.

Pacer also entered into a Reimbursement Agreement, dated December 6, 2005, pursuant to which Pacer shall reimburse each Beneficiary listed therein in full for any and all Interest Payments (as such term is defined therein) made on certain third party loans taken by the Beneficiaries to finance certain loans made by the Beneficiaries to SCH (collectively, the “SCH Loan”).

The Company and SCH also have executed a Management Agreement, dated December 6, 2005, pursuant to which the Company has assumed full management of the SCH facility.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Southpark Community Hospital LLC (d/b/a Southpark Community Hospital) attached hereto.

(b) Not applicable

(c) Exhibit No. Description

Exhibit	Description	Location
Exhibit 10.1	Southpark Community Hospital, L.L.C. Second Amended & Restated Operating Agreement, dated December 6, 2005.	Provided as Exhibit to 8-K filed on 12/15/05
Exhibit 10.2	Management Agreement, dated December 6, 2005, by and between Pacer Health Corporation and Southpark Community Hospital, L.L.C.	Provided as Exhibit to 8-K filed on 12/15/05
Exhibit 10.3	Guaranty Agreement, dated December 6, 2005, by and between Pacer Health Holdings of Lafayette, Inc. and those Beneficiaries listed on Schedule A herein.	Provided as Exhibit to 8-K filed on 12/15/05
Exhibit 10.4

Reimbursement Agreement, dated December 6, 2005, by and among Pacer Health Holdings of Lafayette, Inc., Roderick Clark, M.D., Federico del Toro, M.D., David Fontenot, M.D., Robert Franklin, M.D., Maximo B. Lamarche, M.D. and Luis A. Mesa, M.D.

Provided as Exhibit to 8-K filed on 12/15/05
Exhibit 10.5	Business Associate Contract Addendum, dated December 6, 2005, by and between Pacer Health Corporation and Southpark Community Hospital, L.L.C.	Provided as Exhibit to 8-K filed on 12/15/05

Exhibit 10.6	Due Diligence Letter Agreement, dated December 6, 2005, by and between Southpark Community Hospital, L.L.C. and Pacer Health Corporation.	Provided as Exhibit to 8-K filed on 12/15/05

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2006
Pacer Health Corporation

By: /s/ J. Antony Chi
Name: J. Antony Chi
Title: Chief Financial Officer

Southpark Community Hospital LLC

 (d/b/a Southpark Community Hospital)

Index To Financial Statements

Report of Independent Registered Public Accounting Firm

Financial Statements:

Balance Sheets as of December 31, 2004 and September 20, 2005 (Unaudited)

Statements of Operations for the Years Ended

  December 31, 2004 and 2003 and for the nine months ended September 30, 2005 (Unaudited)

Statement of Changes in Members’ Equity (Deficit) for the Years Ended

  December 31, 2004 and 2003 and for the nine months ended September 30, 2005(Unaudited)

Statement of Changes in Members’ Equity for the Years Ended

  December 31, 2004 and 2003 and for the nine months ended September 30, 2005 (Unaudited)

Statements of Cash Flows for the Years Ended

  December 31, 2004 and 2003 and for the nine months ended September 30, 2005 (Unaudited)

Notes to the Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of:

Pacer Health Corporation

We have audited the accompanying balance sheet of Southpark Community Hospital, LLC (d/b/a Southpark Community Hospital) as of December 31, 2004, and the related statements of operations, changes in members equity (deficit), and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southpark Community Hospital, LLC (d/b/a Southpark Community Hospital) at December 31, 2004, and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.

SALBERG & COMPANY, P.A.

Boca Raton, Florida

April 14, 2006

PART I

Item 1.  Financial Statements

Southpark Community Hospital LLC
(d/b/a Southpark Community Hospital)
Balance Sheets

	September 30, 2005 (Unaudited)	December 31, 2004

ASSETS

Current Assets
Patient Receivables, net	$388,683	$-
Prepaid Insurance	84,479	-
Total Current Assets	473,162	-

Property, plant and Equipment, net	16,379,229	8,416,296

Other Assets
Deposits	14,066	-
Total Other Assets	14,066	-

Total Assets	$16,866,457	$8,416,296

LIABILITIES AND MEMBERS' EQUITY (DEFICIT)

Current Liabilities
Cash Overdraft	$46,965	$1,301,401
Accounts Payable	2,203,775	1,143,843
Accrued Payroll	58,399	-
Notes Payable - Investors	800,000	-
Notes Payable - Banks	72,428	-
Credit Line	1,100,000	86,523
Current portion of capitalized leases	405,256	-
Current portion of construction loans	963,272	-
Total Current Liabilities	5,650,095	2,531,767

Long-Term Liabilities
Capitalized Lease Obligations	1,755,853	-
Construction Loans	10,660,926	4,660,000
Total Long-Term Liabilities	12,416,779	4,660,000

Total Liabilities	18,066,874	7,191,767

Members' Equity (Deficit)
Members' Equity	1,315,460	1,315,460
Cumulative Deficit	(2,515,877)	(90,931)
Total Members' Equity (Deficit)	(1,200,417)	1,224,529

Total Liabilities & Members' Equity (Deficit)	$16,866,457	$8,416,296

See accompanying notes to financial statements.
1

Southpark Community Hospital LLC
(d/b/a Southpark Community Hospital)
Statements of Operations

	For the Nine Months Ended September 30, 2005 (Unaudited)	For Year Ended December 31, 2004	For Year Ended December 31, 2003
Revenues
Patient service revenues, net	$404,683	$-	$-
Total Revenues	404,683	-	-

Operating Expenses
Advertising	10,521	1,709	-
Bad debt expense	16,000	-	-
Contract labor	542,024	-	-
Depreciation	124,955	-	-
Insurance	82,626	-	-
Medical Supplies	897,056	955	-
Patient Expenses	5,794	-	-
Professional fees	56,904	5,492	21,472
Rent	27,738	-	-
Repairs and Maintenance	18,322	-	-
Salaries and wages	522,651	55,403	-
Travel	2,119	-	-
Utilities	154,775	-	-
General and administrative	27,755	4,985	916
Total Operating Expenses	2,489,240	68,543	22,388

Net Loss from Operations	(2,084,557)	(68,543)	(22,388)

Other Expense
Interest Expense	340,389	-	-
Total Other Expense	340,389	-	-

Net Loss	$(2,424,946)	$(68,543)	$(22,388)

See accompanying notes to financial statements.
2

Southpark Community Hospital LLC
Statement of Changes in Member’s Equity (Deficit)
For the Period From January 1, 2005 to September 30, 2005 (Unaudited)
and For the Years Ended December 31, 2004 and 2003

Members’ Equity, December 31, 2002	$-
Contribution	680,400
Net loss, 2003	(22,388)

Members’ equity, December 31, 2003	658,012
Contribution	635,060
Net loss, 2004	(68,543)

Members’ equity, December 31, 2004	1,224,529
Net loss, January 1, 2005 - September 30, 2005 (unaudited)	(2,424,946)

Members’ deficit, September 30, 2005 (unaudited)	$(1,200,417)

See accompanying notes to financial statements.
3

Southpark Community Hospital LLC
(d/b/a Southpark Community Hospital)
Statements of Cash Flows

	Nine Months Ended September 30, 2005 (Unaudited)	For Year Ended December 31, 2004	For Year Ended December 31, 2003
Cash Flows from Operating Activities:
Net Income/(Loss)	$(2,424,946)	$(68,543)	$(22,388)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Bad debt expense	16,000	-	-
Depreciation	124,954	-	-
Changes in operating assets and liabilities:
(Increase) decrease in:
Patient receivables	(404,683)	-	-
Prepaids and other current assets	(98,545)	-	-
Increase (decrease) in:
Accounts payable	1,059,931	628,067	515,777
Accrued wages payable	58,398	-	-
Accrued expenses	(279,716)	-	-
Net Cash Provided by (Used in) Operating Activities	(1,948,607)	559,523	493,389

Cash Flows from Investing Activities:
Acquisition of property, plant and equipment	(5,647,062)	(7,316,317)	(1,099,979)
Net Cash Used in Investing Activities	(5,647,062)	(7,316,317)	(1,099,979)

Cash Flows from Financing Activities:
Capital contributions	-	635,060	680,400
Cash overdraft	(1,254,436)	1,301,401	-
Proceeds from notes payable - related party investors	800,000	-	-
Proceeds from line of credit	1,013,479	86,523	-
Proceeds from loans payable	6,964,198	4,660,000	-

Repayments from note payable	(32,305)	-	-
Proceeds from note payable	104,733	-	-
Net Cash Provided by Financing Activities	7,595,669	6,682,984	680,400

Net Increase/(Decrease) in Cash	-	(73,810)	73,810

Cash, Beginning of Period	$-	$73,810	$-

Cash, End of Period	$-	$-	$73,810

Supplemental Disclosure of Cash Flow Information:

Interest	$340,389	$-	$-
Taxes	$-	$-	$-
Supplemental Disclosure of Non Cash Investing and Financing Activities:
Equipment acquired and financed through accounts payable	$2,440,825	$-	$-

See accompanying notes to financial statements
4

SOUTHPARK COMMUNITY HOSPITAL, LLC

 (d/b/a Southpark Community Hospital)

Notes to Financial Statements

December 31, 2004, 2003 and September 30, 2005

Note 1- Nature of Operations and Basis of Presentation

Southpark Community Hospital LLC (“Southpark”) owns and operates a general acute care hospital in Lafayette, Louisiana.  The hospital services patients of all ages.  On December 6, 2005, Pacer Health Corporation (“Pacer”) acquired a 60% interest in Southpark.

Note 2- Summary of Significant Accounting Policies

(A)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates in 2005 include contractual allowances on revenues and related accounts receivable, bad debt allowance on accounts receivable and Medicare payable.  There were no identified significant estimates in 2004 and 2003.

(B) Cash and Cash Equivalents

For the purpose of the cash flow statements, Southpark considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

(C) Property and Equipment

Property and equipment are stated at cost.  Equipment, major renewals and improvements greater than $5,000 are capitalized.  Interest on loans used for construction are capitalized, maintenance and repairs are charged to expense as incurred.  Gain or loss on disposition of property is recorded at the time of disposition.

Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, generally 40 years for buildings, 5 to 10 years for furniture, fixtures, and equipment and 3 to 5 years for vehicles, computer hardware, software, and communication systems.  Leasehold improvements are depreciated over the lesser of useful lives or lease terms including available option periods.

 (D) Long-Lived Assets

Southpark reviews long-lived assets and certain identifiable assets related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable.  If the undiscounted future cash flows of the long-lived assets are less than the carrying amount, their carrying amounts are reduced to fair value and an impairment loss is recognized.

(E) Intangibles Assets

Southpark reviews the carrying value of intangible assets for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of an intangible asset may not be recoverable.  Recoverability of intangible assets is measured by comparison of its carrying amount to the undiscounted cash flows that the asset is expected to generate.  If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the intangible asset, if any, exceeds its fair market value.

(F) Revenue Recognition and Patient Receivables

Southpark records revenue when persuasive evidence of an arrangement exists, services have been rendered, or product delivery has occurred, the sales price to the patient is fixed or determinable, and collectibility is reasonably assured.  Southpark also follows the industry specific revenue recognition criteria as delineated in the AICPA Audit and Accounting Guide “Health Care Organizations”.

Southpark has agreements with third-party payors that provide for payments to Southpark at amounts different from its established rates.  A summary of the payment arrangements with major third-party payors follows:

Medicare. Inpatient acute care services and outpatient services rendered to Medicare program beneficiaries are paid at prospectively determined rates.  These rates vary according to a patient classification system that is based on clinical, diagnostic, and other factors.  Inpatient nonacute services and defined capital and medical education costs related to Medicare beneficiaries are paid based on a cost reimbursement methodology.  The Hospital is reimbursed for cost reimbursable items at a tentative rate with final settlement determined after submission of annual cost reports by the Hospital and audits thereof by the Medicare fiscal intermediary.

Medicaid. Inpatient and outpatient services rendered to Medicaid program beneficiaries are reimbursed under a cost reimbursement methodology.  The Hospital is reimbursed at a tentative rate with final settlement determined after submission of annual cost reports by the Hospital and audits thereof by the Medicaid fiscal intermediary.

Laws and regulations governing the Medicare and Medicaid programs are extremely complex and subject to interpretation.  As a result, there is at least a reasonable possibility that recorded estimates could change by a material amount in the near term.

Southpark also has entered into payment agreements with certain commercial insurance carriers, health maintenance organizations, and preferred provider organizations.  The basis for payment to Southpark  under these agreements includes prospectively determined rates per discharge, discounts from established charges, and prospectively determined daily rates.

Patient service revenue from hospital operations is recognized when the goods or services are provided to the patient and billed to the patient or third party payor.  Patient service revenue is reported net of estimated contractual allowances.  These third-party contractual adjustments are accrued on an estimated basis in the period the services are provided, and revenues in future periods are adjusted based on final settlements with the third party payors.  Management has recorded estimates for bad debt losses, which may be sustained in the collection of these receivables.  Although estimates with respect to realization of the receivables are based on Management’s knowledge of current events, Camelot Hospital’s collection history, and actions it may undertake in the future, actual collections may ultimately differ substantially from these estimates.  Receivables are written off when all legal actions have been exhausted.

(G) Income Taxes

Southpark was organized as a limited liability company under the laws of the State of Louisiana.  As set forth under the Internal Revenue Code of 1986, as amended, and the corresponding Treasury Regulations, Southpark is not subject to income taxes.  Southpark is treated as a pass-through entity for the purposes of taxation.  Accordingly, no provision for income taxes were made.

(H) Risk Management

Southpark is exposed to various risks of loss from torts; theft of, damage to, and destruction of assets; business interruption; errors and omissions; employee injuries and illnesses; natural disasters; and employee health, dental and accident benefits.  Commercial insurance coverage is purchased for claims arising from such matters.  Settled claims have not exceeded this commercial coverage in any of the two preceding years.

(I) Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value.  For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

The carrying amounts of Southpark’s short-term financial instruments, including patient receivables, accounts payable, management fee payable, accrued expenses, Medicare payable and other liabilities and notes payable approximate fair value due to the relatively short period to maturity for these instruments.

(J) Segments

Southpark has adopted the provisions of SFAS No. 131, “Disclosures About Segments of An Enterprise and Related Information” (“SFAS 131”).  This statement requires public enterprises to report financial and descriptive information about its reportable operating segments and establishes standards for related disclosures about product and services, geographic areas, and major customers.

(K) Concentrations

Southpark maintains its cash in bank deposit accounts, which, at times exceed federally insured limits.  Southpark has not experienced any losses in such accounts through December 31, 2004 and the period ended September 30, 2005 (unaudited).

(L) Charity Care

Southpark provides care to patients who meet certain criteria under its charity care policy without charge or at amounts less that its established rates.  Because Southpark does not pursue collection of amounts determined to qualify as charity care, they are not reported as revenue.

Note 3- Patient Receivable, Net

Patient accounts receivable (net of credit balances) on December 31, 2004 and September 30, 2005 consisted of these amounts:

	September 30, 2005 (Unaudited)	December 31, 2004
Patient accounts receivable	$ 709,806	$ -
Allowance for contractual amounts	(305,123)	-
Allowance for uncollectible amounts	(16,000)	-
Patient accounts receivable, net	$ 388,683	$ -

Southpark derives a significant portion of its revenues from Medicare, Medicaid and other payers that receive discounts from our standard charges.  Southpark must estimate the total amount of these discounts to prepare its financial statements.  The Medicare and Medicaid regulations and various managed care contracts under which these discounts must be calculated are complex and are subject to interpretation and adjustment.  Southpark estimates the allowance for contractual discounts on a payor-specific basis given its interpretation of the applicable regulations or contract terms.  These interpretations sometimes result in payments that differ from Southpark’s estimates.  Additionally, updated regulations and contract renegotiations occur frequently, necessitating regular review and assessment of the estimation process by management.  Changes in estimates related to the allowance for contractual discounts affect revenues reported in period in which the change in estimate occurred.

For the period ended September 30, 2005 and for the years ended December 31, 2004 and 2003, Southpark recorded bad debt expense for doubtful accounts of $16,000, $0 and $0, respectively.

Note 4- Property and Equipment, net

Equipment at December 31, 2004 and September 30, 2005 was as follows:

	September 30, 2005 (Unaudited)	December 31, 2004
Land	$376,946	$376,946
Buildings and Improvements	10,654,011	-
Construction in Progress	-	7,988,726
Equipment	5,341,401	50,624
Furniture & Fixtures	131,826	-
Less: accumulated depreciation	(124,955)	-
Property and Equipment, net	$16,379,229	$8,416,296

Depreciation expense for the period from January 1, 2005 through September 30, 2005 and for the years ended December 31, 2004 and 2003 were $102,758, $0 and $0, respectively.  The amount of interest capitalized for the period from January 1, 2005 through September 30, 2005 and for years ended December 31, 2004 and 2003 were $268,890, $76,551 and $0, respectively.  The Company began depreciation in August 2005 when the Hospital began operations and the assets were placed in service.

Note 5- Notes Payable

On September 30, 2005 and December 31, 2004, Southpark  had the following outstanding notes payable:

	September 30, 2005 (Unaudited)	December 31, 2004
Financing loan (insurance) – original principal of $104,733, original term 12 months, interest rate of 29.5%	$72,428	$-
Revolving line of credit – original principal of $1,100,000, variable interest rate with initial rate at 5.0%	1,100,000	86,523
Various capital leases (medical equipment) – original principal of $2,426,214, original term 60 months, annual interest rate 7.59%.	2,148,452	-
Various capital leases (minor equipment) – original principal of $14,611, various interest rates	12,657	-

Total Notes Payable	$3,333,537	$-

Note 6- Related Party Transactions

On September 30, 2005 and December 31, 2004, Southpark entered into notes payable with certain investor members.  The following shows the outstanding investor notes payables:

	September 30, 2005 (Unaudited)	December 31, 2004
Notes from Investors – original principal of $800,000	$800,000	$-

Total Notes Payable - Investors	$800,000	$-

Note 7- Loans Payable

On September 30, 2005 and December 31, 2004, Southpark had the following outstanding loans payable:

	September 30, 2005 (Unaudited)	December 31, 2004
Construction loan (building) – original principal of $8,640,000, original term 120 months, annual interest rate is prime rate +1% during construction and an initial fixed rate of 7.59% after completion of the construction phase	$8,640,000	$4,660,000
Construction loan (equipment) – original principal of $ 2,984,345, original term 60 months, annual interest rate 7.59%	2,984,198	-

Total Notes Payable	$11,624,198	$4,660,000

Note 8- Income Taxes

Southpark was organized as a limited liability company under the laws of the State of Louisiana.  As set forth under the Internal Revenue Code of 1986, as amended, and the corresponding Treasury Regulations, Southpark is not subject to income taxes.  Southpark is treated as a pass-through entity for the purposes of taxation.  Accordingly, no provision for income taxes was made.

Note 9- Segments and Concentrations

As of July 31, 2005, Southpark only has one reportable and identifiable segment.  Therefore, the presentation of segment analysis pursuant to SFAS No. 131 is not required.  Hospital operations are conducted in Louisiana  representing the results of operations of one hospital.

Note 10-. Commitments and Contingencies

Legal Proceedings

Southpark is involved, and will continue to be involved, in numerous legal proceedings arising out of the conduct of its business, including litigation with patients, employment related lawsuits, and vendors.

Commercial and Medical Malpractice insurance is purchased for potential claims arising from such matters.  However, the existence of such insurance policies is no assurance that the risk of financial loss is transferred.

Health care reform.

In recent years, an increasing number of legislative proposals have been introduced or proposed in Congress and in some state legislatures that would effect major changes in the health care system, either nationally or at the state level. Among the proposals under consideration are cost controls on hospitals, insurance market reforms to increase the availability of group health insurance to small businesses, requirements that all businesses offer health insurance coverage to their employees and the creation of a single government health insurance plan that would cover all citizens. The costs of certain proposals would be funded in significant part by reductions in payments by governmental programs, including Medicare and Medicaid, to health care providers such as hospitals. There can be no assurance that health care proposals adverse to the business of the Company will not be adopted.

Governmental regulation compliance.

The healthcare industry has recently been subjected to increased scrutiny from governmental agencies at both the federal and state level with respect to compliance with regulations. Areas of noncompliance identified at the national level include Medicare and Medicaid, Internal Revenue Service, and other regulations governing the healthcare industry. There can be no assurance that the Company will not be subjected to future investigations with accompanying monetary damages.

Commitments

Southpark leases certain equipment from various third party vendors and capitalizes the leases.  Southpark also has certain loans and notes payable outstanding.  The following represent the expected future minimum lease and loan payments for Southpark:

Year Ending December 31:
2004	$233,596
2005	222,965
2006	222,965
2007	222,965
2008	222,965
$1,115,455

Rent expense for the period from January 1, 2005 to September 30, 2005 and the years ended December 31, 2004 and 2003 were $27,738, $0 and $0, respectively.

Note 11- Subsequent Events

On December 6, 2005, Pacer completed its acquisition of Southpark.  Under the terms of the acquisition agreement, Pacer received 60% of the outstanding members equity and assumed 60% of the proportional share of the liabilities in exchange for a capital infusion of up to $2.5 million.